Supplement dated October 12, 2016 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2016

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

May 1, 2016
Pinnacle V (post 1-1-12)	May 1, 2016

This supplement to the prospectuses identified above describes changes to the Invesco Variable Insurance Funds available through the variable account options of your variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement for future reference.

The information in Appendix G is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Invesco V.I. American Franchise, Series II	0.67%	0.25%	0.21%	0.00%	1.13%	0.00%	1.13%
Invesco V.I. American Value, Series II	0.72%	0.25%	0.20%	0.11%	1.28%	0.00%	1.28%
Invesco V.I. International Growth, Series II (11)	0.71%	0.25%	0.21%	0.01%	1.18%	0.01%	1.17%

(11) The fund’s adviser has contractually agreed to waive the fund’s management fee in an amount equal to the net management fee that the adviser earns on the fund’s investments in certain affiliated funds, which will have the effect of reducing acquired fund fees and expenses.  Unless the adviser continues the fee waiver agreement, it will terminate on June 30, 2017.  During its term, the fee waiver agreement cannot be terminated or amended without the approval of the board of trustees.

For more information about the Portfolios, including the risks of investing, refer to each Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.